SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 24, 2002
                                                           -------------


                             CABLE TV FUND 14-A, LTD
                -----------------------------------------------
                (Exact Name of Registrant Specified in Charter)


   COLORADO                          0-15378                     84-1024657
-----------------              -------------------          ------------------
 (State or Other                (Commission File             (I.R.S. Employer
 Jurisdiction of                     Number)                Identification No.)
 Incorporation)


        c/o Comcast Corporation
          1500 Market Street
       Philadelphia, Pennsylvania                                  19102-2148
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (215) 665-1700
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

     On June 24, 2002, Comcast Cable Communications, Inc. (the "General Partner"), the general partner of Cable TV Fund 14-A, Ltd (the "Partnership") dismissed the Partnership's independent auditors, Arthur Andersen LLP ("AA") and engaged the services of Deloitte & Touche, LLP ("D&T") as the Partnership's new independent auditors for its current fiscal year, ending December 31, 2002. The General Partner's Board of Directors authorized the dismissal of AA and the engagement of D&T.

     During the two most recent fiscal years of the Partnership ended December 31, 2001, and the subsequent interim period through June 24, 2002, there were no disagreements between the Partnership and AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events described under
Item 304(a)(1)(v) of Regulation S-K.

     The audit reports of AA on the financial statements of the Partnership as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from AA is attached hereto as Exhibit 16.1, indicating its concurrence with the disclosures in this and the preceding paragraph.

     During the two most recent fiscal years of the Partnership ended December 31, 2001, and the subsequent interim period through June 24, 2002, the Partnership did not consult with D&T regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

        Exhibit
        Number                           Description

        16.1 Letter of Arthur Andersen LLP regarding change in independent auditor.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 24, 2002                  Cable TV Fund 14-A, LTD

                                     By: Comcast Cable Communications, Inc.
                                         -----------------------------------
                                         General Partner

                                     By: /s/ Lawrence J. Salva
                                         -----------------------------------
                                         Lawrence J. Salva
                                         Senior Vice President
                                         (Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit
Number                         Description

16.1 Letter of Arthur Andersen LLP regarding change in independent auditor.